Exhibit 10.13

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the 13th day of December, 2010, by and among LTN STAFFING, LLC, a Delaware limited liability company (“LTN Staffing”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing”), BG PERSONNEL SERVICES, LP, a Texas limited partnership (“BG Personnel Services”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with LTN Staffing, BG Staffing, BG Personnel Services and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).

WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of May 24, 2010 (as amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and

WHEREAS, LTN Staffing, JNA Staffing, Inc., a Wisconsin corporation (“Seller”), and solely for purposes stated therein, Ariel Namowicz, Luann Namowicz, Noah Namowicz, Robert Namowicz, Manuel Perez and Jacob Szymanski (each, a “Selling Individual,” and together, the “Selling Individuals”), have entered into that certain Asset Purchase Agreement dated as of December 13, 2010 (the “JNA Purchase Agreement”), providing for the purchase by LTN Staffing of certain of the assets of and the assumption by LTN Staffing of certain liabilities of Seller and Selling Individuals, in accordance with the terms thereof (the “JNA Purchase Transaction”); and

WHEREAS, Borrowers have requested that Lender consent to the JNA Purchase Transaction and amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such requests, on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.          Definitions. Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2.          Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)          by inserting the following definition to Section 1.1 in its proper alphabetical order:

“JNA Purchase Transaction” shall mean the purchase by LTN Staffing of certain of the assets of and the assumption by LTN Staffing of certain liabilities of JNA Staffing, Inc, a Wisconsin corporation, pursuant to the terms of that certain Asset Purchase Agreement dated as of December 13, 2010 by and between LTN Staffing and JNA Staffing.

(b)          by amending and restating each of the following definitions in Section 1.1 as follows:

“EBITDA” shall mean for any period of Borrowers, the net income of Borrowers, determined in accordance with GAAP consistently applied, plus (i) Interest Expense for such period, plus (ii) federal and state income taxes of Borrowers for such period, plus (iii) all depreciation and amortization of capitalized costs for such period, plus (iv) all Earn Out Payments made by any Borrower for such period to the extent treated as an expense, plus (v) all management fees due to Weatherly Group, LLC which Borrowers have accrued, but not paid, plus (vi) actual closing costs in an amount not to exceed $600,000 incurred by Borrowers in connection with closing the Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in it sole discretion, plus (vii) actual closing costs in an amount not to exceed $150,000 incurred by Borrowers in connection with closing the JNA Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion, less (viii) all distributions made to the members, shareholders or partners of any Borrower, less (ix) capital expenditures (other than capital expenditures financed with the proceeds of purchase money indebtedness or capital leases to the extent permitted hereunder). The adjustments described in (i), (ii), (iii), (iv), (v), (vi) and (vii) above shall be made only to the extent such amounts were deducted from or included in the calculation of Borrowers’ net income.

“Revolving Loan Commitment” shall mean Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00).

(c)          by amending and restating Section 2.10 in its entirety to read as follows:

2.10         Excess Cash Flow Sweep. Within ten (10) days after receipt by Borrowers of their audited financial statements, but in no event later than one hundred thirty (130) days after the end of each fiscal year of Borrowers, Borrowers shall make a prepayment of the Loans to Lender and Subordinated Debt to the 2007 Subordinated Creditors in an amount equal to 90% of the Excess Cash Flow for such fiscal year, as follows:

(a)          First, $150,000.00 to Lender;

(b)          Second, 65% to Lender and 35% to the 2007 Subordinated Creditors until such time the 2007 Subordinated Creditors receive an amount equal to the accrued interest due under 2007 Subordinated Loan Documents; and

(c)          Thereafter, all remaining amounts shall be paid to Lender.

All amounts paid to Lender under this Section 2.10 during any fiscal year of Borrowers (including, without limitation, the first $215,000), shall be applied as prepayments to the Loans and to the other Obligations, in such order and manner as Lender shall determine in its sole discretion. For purposes of clarity, Lender shall have the option to apply all such amounts paid to Lender as prepayments to the Term Loan until the Term Loan is paid in full, and then to the other Obligations, if Lender so determines in its sole discretion.

(d)          by inserting the following as Section 8.22:

8.22         Payroll Taxes. Borrowers shall, as soon as possible and in any event within sixty (60) days after the end of each quarter, commencing with calendar quarter ending December 31, 2010, deliver to Lender a copy of Borrowers’ quarterly federal tax return Form 941 filed for such quarter, together with such other proof of payment of Borrowers’ payroll taxes, in form and substance acceptable to Lender, as required by Lender from time to time.

3.          Amendment to the Revolving Note. That certain Revolving Note dated as of May 24, 2010 executed jointly and severally by Borrowers and made payable to the order of Lender in the maximum principal amount of $4,000,000.00 (the “Existing Revolving Note”) is hereby replaced with that certain Amended and Restated Revolving Note dated as of even date herewith executed jointly and severally by Borrowers and made payable to the order of Lender in the maximum principal amount of $4,500,000.00 (the “Amended and Restated Revolving Note”). The Amended and Restated Revolving Note amends and restates in its entirety the Existing Revolving Note and evidences an increase of the indebtedness evidenced by the Existing Revolving Note. Nothing contained in the Amended and Restated Revolving Note shall be deemed to be payment and satisfaction or a novation of the indebtedness evidenced by the Existing Revolving Note.

4.          Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement and the Revolving Note.

5.          Consents. LTN Staffing has informed Lender that it intends to enter into the JNA Purchase Transaction with Seller and Selling Individuals. Subject to the terms and conditions hereof, Lender hereby consents to the JNA Purchase Transaction.

Borrowers have informed Lender that they intend to enter into that certain Fifth Amendment to Securities Purchase Agreement dated as of even date herewith by and among Borrowers, Guarantor and 2007 Subordinated Creditors (the “Fifth Amendment to Securities Purchase Agreement”). Subject to the terms and conditions hereof, Lender hereby consents to Fifth Amendment to Securities Purchase Agreement.

The consents set forth herein shall be effective only in the specific instances and for the specific purposes set forth herein and shall neither extend to any other violations under, or default of, the Loan Agreement, nor shall these consents prejudice any rights or remedies of Lender under the Loan Agreement and the other Loan Documents with respect to matters not specifically addressed hereby.

6.          Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

In addition to the foregoing:

(a)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), under and pursuant to the LTN Staffing Membership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(b)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), under and pursuant to the LTN Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(c)          BG Staffing hereby confirms to Lender that BG Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), under and pursuant to the BG Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(d)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Securities Pledge Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), under and pursuant to the LTN Staffing Securities Pledge Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

7.          Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:

(a)          Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

(b)          No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

(c)          Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d)          No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e)          Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct as though made on such date, except where a different date is specifically indicated.

8.          Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a)          This Amendment, duly authorized and fully executed by each Borrower and Lender, and the Consent and Ratification of Guaranty, the Consent and Ratification of Membership Interests Security Agreement and each Consent and Ratification of Subordination Agreement, each attached hereto and made a part hereof, each duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.

(b)          The Amended and Restated Revolving Note, duly authorized and fully executed by each Borrower, shall have been delivered to Lender.

(c)          That certain Assignment of Undertakings Under Purchase Agreement, in form and substance acceptable to Lender, duly authorized and fully executed by LTN Staffing, shall have been delivered to Lender.

(d)          A fully-executed copy of the JNA Purchase Agreement, together with all other agreements, documents or instruments executed or to be delivered in connection with the JNA Purchase Transaction, shall have been delivered to Lender.

(e)          The Fifth Amendment to Securities Purchase Agreement, in form and substance acceptable to Lender, duly executed by each of the parties thereto, shall have been delivered to Lender.

(f)          Resolutions shall have been adopted by Guarantor’s board of managers authorizing the execution, delivery and performance of the Consents and Ratifications to this Amendment, and a copy thereof, certified by a manager of Guarantor, together with a certificate of a manager of Guarantor stating that there have been no amendments, modifications or changes to Guarantor’s Certificate of Formation or Limited Liability Company Agreement since May 24, 2010, shall have been delivered to Lender.

(g)          Resolutions shall have been adopted by LTN Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Revolving Note and the other documents to be delivered in connection herewith, and a copy thereof, certified by a member of LTN Staffing, together with a certificate of a member of LTN Staffing stating that there have been no amendments, modifications or changes to LTN Staffing’s Certificate of Formation or Limited Liability Company Agreement since May 24, 2010, shall have been delivered to Lender.

(h)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Revolving Note and the other documents to be delivered in connection herewith, and a copy thereof, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement since May 24, 2010, shall have been delivered to Lender.

(i)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Revolving Note and the other documents to be delivered in connection herewith, on behalf of and as the general partner of BG Personnel Services, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Personnel Services’ Certificate of Limited Partnership or Limited Partnership Agreement, or to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement, in each case since May 24, 2010, shall have been delivered to Lender.

(j)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Revolving Note and the other documents to be delivered in connection herewith, on behalf of and as the general partner of BG Personnel, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Personnel’s Certificate of Limited Partnership or Limited Partnership Agreement, or to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement, in each case since May 24, 2010, shall have been delivered to Lender.

(k)          Resolutions shall have been adopted by B G Staff Services’ Board of Directors authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Revolving Note and the other documents to be delivered in connection herewith, and a copy thereof, certified by the corporate secretary of B G Staff Services, together with a certificate of the corporate secretary of B G Staff Services stating that there have been no amendments, modifications or changes to B G Staff Services’ Articles of Incorporation or By-Laws since May 24, 2010, shall have been delivered to Lender.

(l)          A note processing fee in the amount of $900.00 shall have been paid by Borrowers to Lender.

(m)         Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

9.          Conditions Subsequent. The obligation of Lender to continue to make Loans (or otherwise extend credit under the Loan Agreement) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default under the Loan Agreement):

(a)          within ninety (90) days of the Amendment Effective Date, Certificates of Title for each vehicle owned by a Borrower, retitled in name of the applicable Borrower and showing Lender as sole lienholder, each in form and substance satisfactory to Lender, shall have been delivered to Lender.

(b)          within thirty (30) days of the Amendment Effective Date, a Landlord Waiver, in form and substance acceptable to Lender, duly authorized and fully-executed by the landlord of the premises located at 530 South 11th Street, Milwaukee, Wisconsin 53204, together with a fully-executed copy of the Lease for such premises, shall have been delivered to Lender.

10.         Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.

11.         Miscellaneous.

(a)          Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c)          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f)          Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Amended and Restated Revolving Note provided for therein and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g)          Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWERS:

LTN STAFFING, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By:	LTN Staffing, LLC, a Delaware limited liability company
Its:	Sole Member

	By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

BG PERSONNEL SERVICES, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation

By:	/s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:	/s/ Ingrid H. Deroubaix
Name: Ingrid H. Deroubaix
Title: Vice President

Consent and ratification OF GUARANTY

The undersigned (“Guarantor”) is a guarantor of Borrower to Lender under the terms of that certain Continuing Unconditional Guaranty dated as of May 24, 2010 made by Guarantor in favor of Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Guaranty”). Guarantor hereby expressly: (a) consents to the execution by Borrower and Lender of the above First Amendment to Loan and Security Agreement and Other Loan Documents; (b) acknowledges that “Borrowers’ Liabilities” (as defined in the Guaranty) includes all of the obligations and liabilities owing from time to time by Borrowers to Lender, including, but not limited to, the obligations and liabilities of Borrowers to Lender under the Amended and Restated Revolving Note, as modified, extended and/or replaced from time to time, and the Notes (as defined in the Loan Agreement); (c) acknowledges that Guarantor does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrowers under the Amended and Restated Revolving Note or any of the other Loan Documents or Guarantor under the Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Guaranty; (e) agrees that all such obligations and liabilities under the Guaranty shall continue in full force and that the execution and delivery of the above First Amendment to Loan and Security Agreement and Other Loan Documents to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of Guarantor to Lender under the Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against Guarantor pursuant to the Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Guarantor under the Guaranty; and (f) represents and warrants that each of the representations and warranties made by Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

Consent and ratification OF

MEMBERSHIP INTERESTS SECURITY AGREEMENT

The undersigned (“Grantor”) is a grantor under the terms of that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between Grantor and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Acquisition Membership Interests Security Agreement”). Grantor hereby consents to the above First Amendment to Loan and Security Agreement and Other Loan Documents and hereby confirms that Grantor has granted to Lender a security interest in the Pledged Collateral (as defined in the LTN Acquisition Membership Interests Security Agreement) to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the LTN Acquisition Membership Interests Security Agreement.  The undersigned hereby expressly agrees that the Liens on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Acquisition Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interests and Liens to Lender for such purpose in all respects.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

CONSENT AND RATIFICATION OF SUBORDINATION AGREEMENT

Each of the undersigned (each, a “Subordinated Creditor”, and collectively, “Subordinated Creditors”) is a subordinated creditor to Borrower and entered into (i) that certain Subordination and Intercreditor Agreement dated as of October 17, 2007 by among Lender, Subordinated Creditors, Borrowers and certain other parties, as amended from time to time (as amended, restated, modified or supplemented and in effect from time to time, the “2007 Subordination Agreement”), (ii) that certain Subordination and Intercreditor Agreement dated as of October 7, 2009 by and among Lender, Subordinated Creditors, Borrowers and certain other subordinated creditors, as amended from time to time (as amended, restated, modified or supplemented and in effect from time to time, the “2009 Subordination Agreement”), and (iii) that certain Subordination and Intercreditor Agreement dated as of May 24, 2010 by and among Lender, Subordinated Creditors, Borrowers and certain other parties, as amended from time to time (as amended, restated, modified or supplemented and in effect from time to time, the “2010 Subordination Agreement”, and together with the 2007 Subordination Agreement and the 2009 Subordination Agreement, collectively, the “Subordination Agreements”). Each Subordinated Creditor hereby (a) consents to the above First Amendment to Loan and Security Agreement and Other Loan Documents; (b) ratifies and affirms its obligations under each of the Subordination Agreements; (c) acknowledges and confirms that each of the Subordination Agreements continues in full force and effect; (d) denies and waives the existence of any defenses relating to any of the Subordination Agreements; and (e) waives and releases any claims or causes of action against Lender which may now or hereafter be available to the undersigned arising out of (i) the administration of any of the Loan Documents, (ii) negotiation and execution of the above First Amendment to Loan and Security Agreement and Other Loan Documents, or (iii) any other matter pertaining to any of the Loan Documents.

LEGG MASON SBIC MEZZANINE FUND, L.P., a Delaware limited partnership

By:	Legg Mason SBIC Mezzanine Fund Management, LLC
Its:	General Partner

	By:	/s/ Andrew L. John
Name: Andrew L. John
Its: Member

BROOKSIDE PECKS CAPITAL PARTNERS, L.P., a Delaware limited partnership

By:	Brookside Pecks Management, LLC
Its:	General Partner

	By:	/s/ Raymond F. Weldon
Name: Raymond F. Weldon
Its: Managing Director